C.E.C. INDUSTRIES CORP.
    23 Cactus Garden Drive, F-60
        Henderson, NV  89014
      Telephone (702) 893-4747



NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS
October 6, 1997




    TO THE SHAREHOLDERS OF C.E.C.
          INDUSTRIES CORP.


     The annual meeting of the shareholders of C.E.C. Industries Corp. will be held at Country Inn,
1990 Sunset, Henderson, Nevada, on October 6, 1997, at 1:00 p.m.. Pacific Daylight Time, for the following purposes.

     1. To elect four directors to serve until the next annual meeting and until their successors are elected and qualified; and,

     2.   To transact any other business that may
          properly come before the meeting or any
          adjournment of the meeting.

     Shareholders of record at the close of business
on June 6, 1997, are entitled to notice of and to vote at
the meeting.   The Company's  proxy statement  and  its
1997  annual  report   to shareholders accompany this
notice.

     All shareholders are invited to attend the meeting in person.

WHETHER OR NOT YOU PLAN TO ATTEND
THE ANNUAL MEETING IN PERSON, PLEASE
SIGN THE ENCLOSED PROXY CARD AND
RETURN IT AS SOON AS POSSIBLE.

By   Order  of  the  Board  of  Directors,


________________________________
Gerald H. Levine
Chief Executive Officer and President

August 11, 1997

       C.E.C. INDUSTRIES CORP.
    23 Cactus Garden Drive, F-60
        Henderson, NV  89014
      Telephone (702) 893-4747



PROXY STATEMENT



For the Annual Meeting of Shareholders
     to be held October 6, 1997


      MATTERS TO BE CONSIDERED

     This  Proxy  Statement is furnished in
connection  with  the solicitation of proxies by the
Board of Directors of C.E.C. Industries Corp. (the
"Company") of proxies for use at the annual meeting of
the shareholders of the Company, or any adjournments
thereof.   The meeting  will  be  held  at the Country
Inn, 1990 Sunset, Henderson, Nevada, on October 6,
1997, at 1:00 p.m. Pacific Daylight Time, to elect four directors to serve until the next annual meeting and until their successors are elected and qualified.

     Management knows of no other business that may properly come before the meeting. The above matter requires for its approval the affirmative vote of a majority of the shares represented at a meeting at which a quorum is present.

       SOLICITATION OF PROXIES

     Enclosed is a proxy card for use in voting shares
of  Common Stock  in  the  Company  by  proxy  at  the
annual  meeting   of shareholders.   Unless otherwise
indicated on the proxy, shares represented at the meeting by a properly executed proxy, received by the Company in advance of the meeting, will be voted for each of the nominees for Director shown on the proxy card. Where a shareholder specifies on a proxy how the shares represented by the proxy are to be voted, the shares will be voted in accordance with the specifications made. Any proxy given by a shareholder may be revoked by the shareholder at any time prior to its use by filing a written revocation with the Secretary of the Company, by filing a proxy, duly executed, with the Secretary of the Company bearing a later date, or by attending the meeting and voting in person.
Attendance at the meeting, in and of itself, will not constitute revocation of a previously submitted proxy.

          VOTING SECURITIES

     The  securities entitled to vote at the meeting
consist  of shares  of  Common Stock of the Company,
par value  $0.05.   Each share of Common Stock is
entitled to one vote.  Only shareholders of record at the
close of  business on June 6, 1997, are entitled to
notice  of  and  to vote at the  meeting and  any
adjournment thereof.   The  number  of outstanding
shares at the close of business on June 6, 1997, was 18,481,795 held by approximately 1708 shareholders.

     This Proxy Statement is being mailed to shareholders beginning August 11, 1997.

     BENEFICIAL STOCK OWNERSHIP

     The following table sets forth, as of June 6, 1997, Common Stock ownership of (1) the directors of the Company, (2) the only persons known to management to be the beneficial owners of more than five percent of the Common Stock of the Company, and
(3) the Company's directors and officers as a group:


                                   Amount and               Options
                                   Nature of                or Other
Title of   Name and Address        Beneficial     Percent   Beneficial
Class      of Beneficial           Ownership of   Class     Owners(2)(3)
           Owner(1)


Common    Gerald H. Levine              0         0%

Common    Marie A. Levine               0         0%

Common    Alvin B. Green           30,000         .0016%

Common    Gerald Krupp                  10,000         .0005%

Common    O.T.S. Holdings, Inc.(4)      6,468,869 .3511%
          4535 W. Sahara, Suite 105 13B
          Las Vegas, Nevada  89102

Common    DSM Golf Enterprises, Inc.         1,200,000 .0649%    720,000(proxy)
          1350 E. Flamingo Rd.. #246
          Las Vegas, NV  89119

Common    Wire To Wire, Inc.(4)              808,667   .0437%
          23 Cactus Garden Drive
          Suite F23
          Henderson, Nevada 89014

Common    Directors and Officers        40,000         0021%
          as a group (4 persons)




(1)  Addresses  are furnished only for those
     beneficial owners of 5% or more of the
     Company's Common Stock.
(2)  All  beneficial  owners have sole voting and
     investment power over all of the shares they
     own, except as indicated in column five and
     these footnotes.
(3)  The  amounts in column three include the
     amounts in column five.
(4)  Gerald Levine, President and Director of the
     Company is also the President and Director of
     O.T.S. Holdings, Inc.  and President and a Director
     of Wire to Wire, Inc.  dba WWW Consulting.   Marie A.  Levine,
     Secretary and Director of the
     Company is also the Secretary and a Director of Wire to Wire, Inc. dba WWW Consulting.

        ELECTION OF DIRECTORS

     Four directors are to be elected to the Board of Directors for one year to serve until the 1998 annual meeting of shareholders and until their successors are elected and qualified.

     If  one  or  more of the nominees should at the
time  of  the meeting  be unable or unwilling to serve,
the  shareholders may vote for other nominees  and for
any  substitute  nominee or nominees  designated  by
the Board of Directors.   None  of  the Directors knows
of any reason why the four nominees named would be unavailable to serve. The following table sets forth information regarding each nominee.

               All Positions                           Years Served
               and Offices                             as Director
Name           With C.E.C.                        Age  Of the Company


Gerald H. Levine    President, Chief Executive Officer      64        1
               & Director
Marie A. Levine     Principal Financial Officer, Principal  50        1
               Accounting Officer & Director
Alvin B. Green Director                      67        1

Gerald Krupp        Director                      68        1




   BOARD OF DIRECTORS MEETINGS AND
            COMPENSATION

Board Meetings

     The Board of Directors met 26 times during the fiscal year ended March 31, 1997. The Board does not have an audit, a compensation nor a nominating committee.

Director Compensation

     For serving on the Board of Directors, each director of the Company is paid an amount of money per meeting established from time to time by resolution of the Board of Directors, or the equivalent in common stock in the Company.

IDENTIFICATION OF EXECUTIVE OFFICERS

     The Company's executive officers are elected annually at the first meeting of the Board of Directors following each annual shareholders meeting. The
Company's executive officers as of June 6, 1997, were as follows:

Name            Age      Position

Gerald  H.  Levine  64        President & Chief Executive Officer
Marie A. Levine     50        Principal Financial Officer,
                              Principal Accounting Officer
                              & Secretary/Treasurer

Summary Compensation

     The compensation which the Company paid to the President for services in all capacities and for the fiscal years indicated, was as follows:

Name and Principal Position             Year           Salary         Other

Gerald H.  Levine, President                 1997           $102,000
                                   1996           $0

George Matthews, President                   1996           $156,500

Richard Cope, President                 1996           $0

Ronald J.  Robinson, President               1995           $100,000

Donald J.  Stoecklein, Secretary             1995           $100,000

Ronald G.  Stoecklein, Treasurer             1995           $100,000

) On April 1, 1996 the Company signed an agreement with WWW Consulting, wherein, WWW
     Consulting would provide the Company with management personnel and other qualified technical and office personnel as required.

Insider Participation in Compensation Decisions

     The  Company has no separate Compensation
Committee;  the entire Board of Directors makes
decisions regarding  executive compensation.   Two of
the five directors are officers of the Company. Gerald
H. Levine is the President and a  director  and Marie A.
Levine is the Secretary/Treasurer and a Director. Both of them participated in deliberations of the Company's
Board of Directors concerning executive officer compensation.


Board of Directors Report on Executive
Compensation

     The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. Since the Company's sale, effective December 31, 1990, of all of the Company's assets relating to its then primary active business of engineering consulting and customized minerals processing, the Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the company for their activities on the Company's behalf.

          Gerald H. Levine
          Marie A. Levine
          Alvin B. Green
          Gerald Krupp


        EMPLOYEE BENEFIT PLAN

     Effective  February,  1996, the Savings  and
Protection  Plan (the "Savings Plan") was terminated by
C.E.C. Management Corp.

 1987 NONQUALIFIED STOCK OPTION PLAN

     The  Company's 1987 Nonqualified Stock
Option  Plan  (the "NSOP") was terminated in 1996.

        SELECTION OF AUDITORS

     The  Board  of  Directors selected Clancy and
Co. P.L.L.C., as the independent auditor to examine the Company's financial statements for the fiscal year ended March 31, 1997. The Company anticipates that Mr. Clancy is expected to be present at the shareholders meeting to answer any questions.

 PROPOSALS OF SHAREHOLDERS FOR 1997
           ANNUAL MEETING

     Proposals of shareholders intended to be presented at the 1998 annual shareholders' meeting must be received by the Corporate Secretary, C.E.C.
Industries Corp., 23  Cactus  Garden Drive, F-60,
Henderson, Nevada, prior to September 1, 1997.

            OTHER MATTERS

     Management knows of no other matters that are likely to be brought before the meeting.

   EXPENSES OF PROXY SOLICITATION

     The principal solicitation of proxies will be made by mail. However, certain officers of the Company, none of whom will be compensated therefor, may solicit proxies by letter, telephone or personal solicitation. Expenses of distributing this Proxy Statement to shareholders, which may include reimbursements to banks, brokers and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by the Company.

PLEASE  SIGN,  DATE  AND RETURN THE
ACCOMPANYING  PROXY  AT  YOUR
EARLIEST CONVENIENCE, WHETHER OR
NOT YOU CURRENTLY PLAN TO ATTEND
THE MEETING.




                                        _____________________________
                                        Marie A. Levine
                                        Secretary

       C.E.C. INDUSTRIES CORP.
                PROXY

   Annual Meeting of Shareholders
           October 6, 1997

     The  undersigned appoints The Board of
Directors of C.E.C. Industries Corp. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of C.E.C. Industries Corp., to be held
October 6, 1997,  beginning  at 1:00 p.m., Pacific
Daylight  Time,  at  the Country Inn, 1990 Sunset,
Henderson, Nevada and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Shareholders dated June 6,
1997, a copy of which has been received by the undersigned, as follows:

1.   Vote [     ]                  Withhold
Vote  [     ]

     for the election of the following five nominees as directors of the Company, to serve until the next annual meeting and until their successors are elected and qualify: Gerald H. Levine, Marie A. Levine, Alvin B. Green, and Gerald
     Krupp. Please indicate the names of those for whom you are withholding your vote:


2. In its discretion, upon any other matter that may properly come before the meeting or any adjournment hereof.

THIS  PROXY  WILL  BE  VOTED  IN
ACCORDANCE  WITH  THE  SPECIFIC
INDICATIONS  ABOVE.   IN  THE ABSENCE OF
SUCH  INDICATIONS,  THIS PROXY, IF
OTHERWISE DULY EXECUTED, WILL BE
VOTED FOR EACH OF  THE MATTERS SET
FORTH ABOVE.


Date ___________________________, 1997  Number of Shares________________



Please sign exactly as
your name appears on
your stock certificate(s).

If your stock is issued in              Signature__________________________
the names of two or more                Print Name Here:___________________
persons, all of them must
sign this proxy.  If signing
in representative capacity,
please indicate your title.

                                   Signature________________________________
                                   Print Name Here:_________________________


PLEASE SIGN AND RETURN THIS PROXY
PRIOR TO SEPTEMBER 30, 1997